HIGHBRIDGE FUNDS

Highbridge Dynamic Commodities Strategy Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated August 31, 2011 to the

Prospectuses dated February 28, 2011, as supplemented May 2, 2011

The Highbridge Dynamic Commodities Strategy Fund (the “Fund”) is publicly offered on a limited basis. Effective August 31, 2011, certain fee-based advisory programs will be able to utilize the Fund for new and existing accounts. These programs that are not currently utilizing the Fund for investment will need approval from the Fund and its distributor. All of the other terms of the Fund’s current limited offering, as described in the Fund’s prospectuses, will remain the same.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE

SUP-HDCS-811